CMA

CMA PENNSYLVANIA
MUNICIPAL MONEY FUND


Semi-Annual Report













September 30, 1995

MERRILL LYNCH BULL LOGO







This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. The Fund seeks to maintain a consistent $1.00 net asset value per share, although this cannot be assured. An investment in the Fund is neither insured nor guaranteed by the US Government.

CMA Pennsylvania
Municipal Money Fund
Box 9011
Princeton, NJ 08543-9011






TO OUR SHAREHOLDERS:


For the six-month period ended September 30, 1995, CMA Pennsylvania Municipal Money Fund paid shareholders a net annualized yield of 3.29%*. As of September 30, 1995, the Fund's 7-day yield was 3.43%.

The Environment
After losing momentum through the second calendar quarter of 1995, it now appears that the US economy has resumed a moderate growth trend. Gross domestic product growth for the three months ended June 30 was revised to show that the economy expanded at a 1.1% pace, rather than the 0.5% rate that was originally reported. The employment report for August exceeded consensus expectations, although most of the new jobs created were in the service sector, reflecting the ongoing sluggishness in manufacturing. However, durable goods orders rebounded somewhat in August, supported by stronger automobile sales. Reflecting the trend of renewed economic growth--and continued containment of inflationary pressures--the Federal Reserve Board signaled no shift in monetary policy following its September meeting.

One of the major developments during the latter part of the period under review was the strengthening of the US dollar relative to the yen and the Deutschemark. Improving interest rate differentials favoring the US currency, combined with coordinated central bank intervention and more positive investor sentiment, have helped to bolster the dollar in foreign exchange markets. Other factors that appear to be improving the US dollar's outlook in the near term are a pick-up in capital flows to the United States and the prospect of increased capital outflows from Japan. However, it remains to be seen if the US dollar's strengthening trend can continue without significant improvements in the US budget and trade deficits.


[FN]
*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.


In the weeks ahead, investor interest will continue to focus on US economic activity. Clear signs of a moderate, noninflationary expansion could further benefit the US stock and bond markets. In addition, should the current Federal budget deficit reduction efforts now underway in Washington prove successful, the implications would likely be positive for the US financial markets.

Investment Outlook and Strategy
Short-term interest rates continued to fall relatively unabated during the six-month period ended September 30, 1995 as they have since late 1994. Economic data releases indicated that the severely restrictive monetary policy undertaken by the Federal Reserve Board in 1994 had moderated the growth of the US economy. Additionally, the news on inflation continued to be overwhelmingly favorable which provided the backdrop for a falling interest rate environment. Investors began to anticipate that the Federal Reserve Board would eventually have to begin cutting interest rates to avoid the possibility of a recession in the US economy. In fact, on July 6, 1995, the Federal Reserve Board cut its key interest rate by 25 basis points to 5.75% confirming that an economic switch had occurred and signaling a change in monetary policy from a restrictive to a more neutral stance. This series of events provided the impetus for the shape of the yield curve to become flatter over the course of the six-month period. For instance, while yields on three-month US Treasury bills fell approximately 45 basis points for the period, the yield on one-year US Treasury bills dropped nearly 95 basis points during the same period.

The Commonwealth of Pennsylvania, which experienced economic slowdown similar to other states during the six months ended September 30, 1995, began to show signs of improvement toward the latter part of the September period. The manufacturing sector registered positive readings in the general activity indexes for both August and September, while indicators for new orders and shipments rose for the first time since March. In addition, current inventory indexes indicate that manufacturers may have stopped trying to reduce inventories. However, job growth lags the national pace as the seasonally adjusted unemployment rate for September 1995 was 6.4%, compared to the national average of 5.6%.

Despite a weak economic picture for the Commonwealth, tax revenue collections ended fiscal year 1995 on target with budget estimates. This factor, combined with prudent fiscal management and monitoring expense outlays, allowed Pennsylvania to end fiscal year 1995 with a surplus of $40 million. Governor Tom Ridge used this surplus to increase the State's rainy day fund balance by $111 million. These positive results reduced Pennsylvania's need to borrow in the short-term municipal market to finance daily operations and to pay down $600 million in Tax Anticipation Notes (TANs) in June 1995. Governor Ridge signed Pennsylvania's $16.2 billion 1996 fiscal budget, which increases education spending by $143 million, allocates $109 million to a rainy day reserve fund and lowers the corporate net income tax by 1% to 9.99%, while at the same time increases spending by only 2.7%. Pennsylvania plans to issue approximately $500 million in TANs in October, a decline of 17% over last year's issuance. Finally, various Pennsylvania school districts, excluding Philadelphia, issued $190 million in Tax and Revenue Anticipation Notes. This amount is 38% below the comparable period in 1994.

During the six-month period ended September 1995, we employed a cautious investment approach and kept the average life of the Fund predominately in the 25-day-30-day range. Most Pennsylvania short-term notes matured in June 1995, but replacement notes were limited and came at yields lower than comparable general market notes. The Fund, which holds a large percentage of variable rate demand notes, benefited from a flat yield curve during the September period. With variable rate demand notes remaining attractive in yield compared to longer-term municipal notes, we selectively purchased various short-term municipal notes that offer both a high coupon and enhance the Fund's yield. We will continue to maintain a cautious approach to the short-term municipal market during the upcoming period as long as conditions warrant and there is no clear indication that the Federal Reserve Board is about to embark on aggressive monetary policy easing. We continue to look for opportunities to diversify and closely monitor credit quality, while seeking to offer an attractive tax-exempt yield for shareholders.

In Conclusion
We thank you for your continued support of CMA Pennsylvania
Municipal Money Fund, and we look forward to serving your investment needs in the future.

Sincerely,





(Arthur Zeikel)
Arthur Zeikel
President





(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President





(Kevin A. Schiatta)
Kevin A. Schiatta
Vice President and Portfolio Manager



October 31,1995




We are pleased to announce that Kevin A. Schiatta is responsible for the day-to-day management of CMA Pennsylvania Municipal Money Fund. Mr. Schiatta has been employed by Merrill Lynch Asset Management, L.P. since 1979, and has been Vice President and Portfolio Manager in the Tax-Exempt Bond Department since 1987.

Portfolio Abbreviations for CMA Pennsylvania Municipal Money Fund

ACES SM        Adjustable Convertible Extendable Securities
AMT            Alternative Minimum Tax (subject to)
CP             Commercial Paper
IDA            Industrial Development Authority
IDR            Industrial Development Revenue Bonds
M/F            Multi-Family
PCR            Pollution Control Revenue Bonds
S/F            Single-Family
TRAN           Tax Revenue Anticipation Notes
UPDATES        Unit Price Daily Adjustable Tax-Exempt Securities
UT             Unlimited Tax
VRDN           Variable Rate Demand Notes

CMA PENNSYLVANIA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1995                                                           (IN THOUSANDS)
                      Face                                                                                        Value
State                Amount                                   Issue                                             (Note 1a)
Pennsylvania--                Allegheny County, Pennsylvania, Allegheny Hospital Development Authority
99.9%                         Revenue Bonds, VRDN (a):
                    $ 1,900     (Presbyterian University Health System), Series C, 4.40% due 3/01/2020 (b)    $    1,900
                      3,000     Refunding (Harmarville Rehabilitation Center Project),
                                4.50% due 7/01/2007                                                                3,000
                      6,500   Allegheny County, Pennsylvania, IDA, PCR (Duquesne Light Project), CP,
                              Series A, 4.75% due 12/07/1995                                                       6,500
                      6,000   Allegheny County, Pennsylvania, IDA, Refunding (Commercial Development
                              Parkway Center Project), VRDN, Series A, 4.65% due 5/01/2009 (a)                     6,000
                      4,000   Allegheny County, Pennsylvania, Port Authority, Grant Anticipation Notes,
                              Series A, 3.875% due 6/28/1996                                                       4,000
                              Beaver County, Pennsylvania, IDA, PCR, CP (Duquesne Light Project), AMT,
                              Series A:
                      4,200     3.95% due 10/23/1995                                                               4,200
                      5,100     3.85% due 10/24/1995                                                               5,100
                        900   Beaver County, Pennsylvania, IDA, PCR, Refunding (Duquesne Light
                              Project--Beaver Valley), VRDN, Series A, 4.35% due 8/01/2020 (a)                       900
                      6,000   Beaver County, Pennsylvania, IDA, PCR, Refunding (Toledo Edison
                              Project), CP, Series E, 3.85% due 3/06/1996                                          6,000
                      2,600   Berks County, Pennsylvania, IDA, IDR (Valley Forge Company, Inc.
                              Project), VRDN, AMT, Series A, 4.85% due 9/01/2006 (a)                               2,600
                              Bucks County, Pennsylvania, IDA, Revenue Bonds, VRDN (a):
                      2,000     (Edgecomb Metal Co.), 5.65% due 10/01/2009                                         2,000
                      6,600     (Thypin Steel Co.), 4.30% due 12/01/2015                                           6,600
                              Carbon County, Pennsylvania, IDA, Resource Recovery Revenue Bonds
                              (Panther Creek Partners), CP, AMT:
                      6,200     Series A, 3.85% due 11/15/1995                                                     6,200
                      1,000     Series B, 4.05% due 10/02/1995                                                     1,000
                      1,000     Series B, 3.80% due 10/23/1995                                                     1,000
                      3,550     Series B, 3.90% due 11/15/1995                                                     3,550
                     12,540     Series B, 3.85% due 11/29/1995                                                    12,540
                      3,300   Delaware County, Pennsylvania, IDA, PCR (BP Oil Inc. Project), UPDATES, VRDN,
                              4.55% due 12/01/2009 (a)                                                             3,300
                      5,300   Delaware County, Pennsylvania, IDA, PCR, Refunding (BP Exploration &
                              Oil), VRDN, 4.55% due 10/01/2019 (a)                                                 5,300
                              Delaware County, Pennsylvania, IDA, PCR, Refunding (Philadelphia
                              Electric Company), CP (c):
                      4,500     Series A, 3.80% due 10/12/1995                                                     4,500
                      2,000     Series C, 3.70% due 10/20/1995                                                     2,000
                      2,500     Series C, 3.70% due 10/30/1995                                                     2,500
                              Eagle Tax Exempt Trust, Pennsylvania, VRDN (a):
                      4,300     Series 94, 4.49% due 5/01/2008                                                     4,300
                      6,000     Series A, 4.34% due 7/01/2025                                                      6,000

CMA PENNSYLVANIA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1995 (CONTINUED)                                               (IN THOUSANDS)
                      Face                                                                                        Value
State                Amount                                   Issue                                             (Note 1a)
Pennsylvania                  Emmaus, Pennsylvania, General Authority Revenue Bonds (Local Government
(continued)                   Pool), VRDN (a):
                    $ 9,500     Series F, 4.45% due 3/01/2024                                                 $    9,500
                     10,000     Sub-Series B-8, 4.50% due 3/01/2024                                               10,000
                      1,000     Sub-Series B-12, 4.50% due 3/01/2024                                               1,000
                     11,300     Sub-Series C-8, 4.50% due 3/01/2024                                               11,300
                      5,000     Sub-Series C-9, 4.50% due 3/01/2024                                                5,000
                      7,200     Sub-Series D-10, 4.45% due 3/01/2024                                               7,200
                      2,000     Sub-Series D-12, 4.45% due 3/01/2024                                               2,000
                      6,800     Sub-Series F-6, 4.60% due 3/01/2024                                                6,800
                      3,500   Erie County, Pennsylvania, IDA, Revenue Bonds (McInnes Steel Co.), VRDN,
                              AMT, 4.55% due 11/01/2001 (a)                                                        3,500
                      4,300   Geisinger, Pennsylvania, Health Systems Revenue Bonds, VRDN, Series B,
                              4.55% due 7/01/2022 (a)                                                              4,300
                        300   Lehigh County, Pennsylvania, Sewer Authority Revenue Bonds, VRDN,
                              Series B, 4.30% due 3/15/2005 (a)                                                      300
                              Montgomery County, Pennsylvania, IDA, Revenue Bonds:
                      1,700     (Merck & Co. Project), VRDN, Series A, 4.90% due 10/01/2017 (a)                    1,700
                      4,640     (PECO Energy Co. Project), Series B, CP, 3.85% due 10/18/1995                      4,640
                      3,850   Montour County, Pennsylvania, IDA, PCR (Merck & Co. Project), VRDN,
                              Series A, 4.65% due 10/01/2003 (a)                                                   3,850
                              Pennsylvania Economic Development Financing Authority, Economic
                              Development Revenue Bonds, VRDN (a):
                      2,000     (Erie Forge & Steel Project), AMT, Series B-4, 4.65% due 12/01/1999                2,000
                      2,000     (Erie Plating Company Project), AMT, Series B-5, 4.65% due 12/01/2004              2,000
                      6,100     (Gutchess Hardwoods Project), Series B, 3.90% due 4/01/2005                        6,100
                      5,000     (Leidy's, Inc. Project), AMT, Series D-7, 4.65% due 8/01/2022                      5,000
                      1,250     (Wendt Dunnington Co. Project), AMT, Series G, 5% due 9/01/2010                    1,250
                     16,900   Pennsylvania Energy Development Authority, Energy Development Revenue
                              Bonds (B&W Ebensburg Project), VRDN, AMT, 4.45% due 12/01/2011 (a)                  16,900
                              Pennsylvania Energy Development Authority, Energy Development Revenue
                              Bonds (Piney Creek Project), VRDN, AMT (a):
                     14,000     Series A, 4.50% due 12/01/2011                                                    14,000
                        900     Series C, 4.50% due 12/01/2011                                                       900
                              Pennsylvania State Higher Education Assistance Agency, Student Loan
                              Revenue Bonds, VRDN (a):
                     16,600     AMT, Series A, 4.50% due 1/01/2018                                                16,600
                      9,600     AMT, Series A, 4.50% due 12/01/2024                                                9,600
                      5,900     AMT, Series B, 4.50% due 7/01/2018                                                 5,900
                      9,900     Series C, 4.50% due 7/01/2018                                                      9,900
                      4,200     Series E, 4.50% due 7/01/2018                                                      4,200
                      8,000   Pennsylvania State Higher Education, University Funding Obligation
                              Bonds (Temple University), 5% due 5/22/1996                                          8,035
                      4,100   Pennsylvania State Higher Educational Facilities Authority, College and
                              University Revenue Bonds (Temple University), VRDN, 4.55% due
                              10/01/2009 (a)                                                                       4,100

CMA PENNSYLVANIA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1995 (CONCLUDED)                                               (IN THOUSANDS)
                      Face                                                                                        Value
State                Amount                                   Issue                                             (Note 1a)
Pennsylvania        $ 4,000   Pennsylvania State Higher Educational Facilities Authority, Revenue
(concluded)                   Refunding Bonds (Thomas Jefferson University), ACES, Series C, 3.90%
                              due 2/26/1996 (a)                                                               $    4,000
                      6,000   Pennsylvania State, VRDN, 4.49% due 5/01/2014 (a)                                    6,000
                              Philadelphia, Pennsylvania, Hospital and Higher Education Facilities
                              Authority, Hospital Revenue Bonds, VRDN (a):
                      8,000     (Children's Hospital of Philadelphia Project), 4.55% due 3/01/2027                 8,000
                      2,400     (Friends Hospital), Series A, 4.50% due 3/01/2006                                  2,400
                              Philadelphia, Pennsylvania, IDA, Revenue Bonds, AMT (a):
                     10,200     (30th Street Station Project), VRDN, 4.05% due 1/01/2011 (b)                      10,200
                     13,700     (Philadelphia Airport Hotel), UPDATES, VRDN, 4.40% due 12/01/2017                 13,700
                      2,215   Philadelphia, Pennsylvania, Redevelopment Authority, M/F Housing Revenue
                              Refunding Bonds (Courts Project), VRDN, Series A, 4.35% due 6/01/2025 (a)            2,215
                      5,000   Philadelphia, Pennsylvania, School District, TRAN, UT, 4.50% due 6/28/1996           5,019
                      5,000   Philadelphia, Pennsylvania, TRAN, Series A, 4.50% due 6/27/1996                      5,017
                      1,880   Pittsburgh, Pennsylvania, Urban Redevelopment Authority, S/F Mortgage
                              Revenue Bonds, AMT, Series C, 3.90% due 12/01/1995                                   1,880
                              Venango, Pennsylvania, IDA, Resource Recovery Revenue Bonds (Scrubgrass
                              Project), AMT, CP:
                      2,915     3.90% due 11/17/1995                                                               2,915
                      2,000     3.70% due 12/18/1995                                                               2,000
                      3,600     Refunding, Series A, 3.80% due 11/13/1995                                          3,600
                      5,500     Refunding, Series A, 3.90% due 11/15/1995                                          5,500
                      2,750     Refunding, Series B, 3.95% due 12/13/1995                                          2,750
                      2,050   Wallenpaupack, Pennsylvania, Area School District, TRAN,
                              4.18% due 6/28/1996                                                                  2,053
                      2,400   Washington County, Pennsylvania, Lease Authority Revenue Bonds, VRDN,
                              Series B-1, Sub-Series C, 4.40% due 12/15/2018 (a)                                   2,400
                      1,000   York County, Pennsylvania, IDA, IDR (Edgecomb Metals Co. Project), VRDN,
                              5.65% due 7/01/2009 (a)                                                              1,000

                              Total Investments (Cost--$359,214*)--99.9%                                         359,214

                              Other Assets Less Liabilities--0.1%                                                    533
                                                                                                              ----------
                              Net Assets--100.0%                                                              $  359,747
                                                                                                              ==========

(a)The interest rate is subject to change periodically based on certain indexes. The interest rate shown is the rate in effect at September 30, 1995.
(b)MBIA Insured.
(c)FGIC Insured.
  *Cost for Federal income tax purposes.



See Notes to Financial Statements.




CMA PENNSYLVANIA MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 1995
Assets:
Investments, at value (identified cost--$359,213,862) (Note 1a)                                           $  359,213,862
Cash                                                                                                             172,029
Receivables:
 Interest                                                                                $    1,717,112
 Beneficial interest sold                                                                       104,724
 Securities sold                                                                                 19,975        1,841,811
                                                                                         --------------
Deferred organization expenses (Note 1d)                                                                           3,976
Prepaid registration fees and other assets (Note 1d)                                                              13,870
                                                                                                          --------------
Total assets                                                                                                 361,245,548
                                                                                                          --------------

Liabilities:
Payables:
 Securities purchased                                                                         1,200,000
 Investment adviser (Note 2)                                                                    148,095
 Distributor (Note 2)                                                                            92,808        1,440,903
                                                                                         --------------
Accrued expenses and other liabilities                                                                            57,157
                                                                                                          --------------
Total liabilities                                                                                              1,498,060
                                                                                                          --------------
Net Assets                                                                                                $  359,747,488
                                                                                                          ==============

Net Assets Consist of:
Shares of beneficial interest, $0.10 par value, unlimited number of shares
authorized                                                                                                $   35,977,383
Paid-in capital in excess of par                                                                             323,796,451
Accumulated realized capital losses--net (Note 4)                                                                (26,346)
                                                                                                          --------------

Net Assets--Equivalent to $1.00 per share based on 359,773,834 shares of
beneficial interest outstanding                                                                           $  359,747,488
                                                                                                          ==============


See Notes to Financial Statements.




CMA PENNSYLVANIA MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1995
Investment Income (Note 1c):
Interest and amortization of premium and discount earned                                                  $    7,377,128

Expenses:
Investment advisory fees (Note 2)                                                        $      927,965
Distribution fees (Note 2)                                                                      231,067
Transfer agent fees (Note 2)                                                                     57,110
Accounting services (Note 2)                                                                     31,171
Professional fees                                                                                25,200
Registration fees (Note 1d)                                                                      22,044
Printing and shareholder reports                                                                 17,664
Custodian fees                                                                                   17,096
Pricing fees                                                                                      3,983
Trustees' fees and expenses                                                                       2,024
Amortization of organization expenses (Note 1d)                                                   2,002
Other                                                                                             3,188
                                                                                         --------------
Total expenses                                                                                                 1,340,514
                                                                                                          --------------
Investment income--net                                                                                         6,036,614
                                                                                                          --------------
Net Increase in Net Assets Resulting from Operations                                                      $    6,036,614
                                                                                                          ==============

CMA PENNSYLVANIA MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS
                                                                                          For the Six       For the
                                                                                          Months Ended      Year Ended
Increase (Decrease) in Net Assets:                                                       Sept. 30, 1995   March 31, 1994
Operations:
Investment income--net                                                                   $    6,036,614   $    8,936,700
Realized loss on investments--net                                                                    --         (12,217)
                                                                                         --------------   --------------
Net increase in net assets resulting from operations                                          6,036,614        8,924,483
                                                                                         --------------   --------------

Dividends to Shareholders (Note 1e):
Investment income--net                                                                       (6,036,614)      (8,935,523)
                                                                                         --------------   --------------
Net decrease in net assets resulting from dividends to shareholders                          (6,036,614)      (8,935,523)
                                                                                         --------------   --------------

Beneficial Interest Transactions (Note 3):
Net proceeds from sale of shares                                                            639,224,119    1,238,593,671
Net asset value of shares issued to shareholders in reinvestment of
dividends (Note 1e)                                                                           6,036,789        8,935,464
                                                                                         --------------   --------------
                                                                                            645,260,908    1,247,529,135
Cost of shares redeemed                                                                    (639,148,249)  (1,230,735,908)
                                                                                         --------------   --------------
Net increase in net assets derived from beneficial interest transactions                      6,112,660       16,793,227
                                                                                         --------------   --------------

Net Assets:
Total increase in net assets                                                                  6,112,659       16,782,187
Beginning of period                                                                         353,634,829      336,852,642
                                                                                         --------------   --------------
End of period                                                                            $  359,747,488   $  353,634,829
                                                                                         ==============   ==============




See Notes to Financial Statements.

CMA PENNSYLVANIA MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS
                                                                 For the Six
The following per share data and ratios have been derived           Months
from information provided in the financial statements.              Ended
                                                                September 30,        For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                              1995       1995       1994        1993       1992
Per Share Operating Performance:
Net asset value, beginning of period                              $    1.00  $    1.00  $    1.00  $    1.00   $    1.00
                                                                  ---------  ---------  ---------  ---------   ---------
Investment income--net                                                  .02        .03        .02        .02         .03
                                                                  ---------  ---------  ---------  ---------   ---------
Total from investment operations                                        .02        .03        .02        .02         .03
                                                                  ---------  ---------  ---------  ---------   ---------
Less dividends from investment income--net                             (.02)      (.03)      (.02)      (.02)       (.03)
                                                                  ---------  ---------  ---------  ---------   ---------
Net asset value, end of period                                    $    1.00  $    1.00  $    1.00  $    1.00   $    1.00
                                                                  =========  =========  =========  =========   =========

Total Investment Return                                               3.29%*     2.65%      1.87%      2.29%       3.58%
                                                                  =========  =========  =========  =========   =========

Ratios to Average Net Assets:
Expenses, excluding distribution fees                                  .60%*      .59%       .59%       .60%        .65%
                                                                  =========  =========  =========  =========   =========
Expenses                                                               .72%*      .71%       .72%       .72%        .77%
                                                                  =========  =========  =========  =========   =========
Investment income--net                                                3.25%*     2.64%      1.85%      2.22%       3.47%
                                                                  =========  =========  =========  =========   =========

Supplemental Data:
Net assets, end of period (in thousands)                          $ 359,747  $ 353,635  $ 336,853  $ 318,954   $ 243,225
                                                                  =========  =========  =========  =========   =========


*Annualized.




See Notes to Financial Statements.

CMA PENNSYLVANIA MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
CMA Pennsylvania Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the demand notice payment period.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM" or "Adviser"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: 0.50% of the first $500 million of average daily net assets; 0.425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.375% of average daily net assets in excess of $1 billion.

The most restrictive annual expense limitation requires that the Adviser reimburse the Fund to the extent the Fund's expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed in any fiscal year 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the Fund's next $70 million of average daily net assets, and 1.5% of the average daily net assets in excess thereof. No fee payment will be made to the Adviser during the year which will cause such expenses to exceed the pro rata expense limitation at the time of such payment.


CMA PENNSYLVANIA MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLPF&S, MLFDS, and/or ML & Co.

3. Shares of Beneficial Interest:
The number of shares purchased and redeemed during the period corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:
At March 31, 1995, the Fund had a net capital loss carryforward of approximately $26,000, of which $15,000 expires in 2002 and $11,000 expires in 2003. This amount will be available to offset like amounts of any future taxable gains.






CMA PENNSYLVANIA
MUNICIPAL MONEY FUND

Officers and Trustees
Arthur Zeikel--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Richard R. West--Trustee
Terry K. Glenn--Executive Vice President
Vincent R. Giordano--Senior Vice President
Edward J. Andrews--Vice President
Donald C. Burke--Vice President
Peter J. Hayes--Vice President
Kenneth A. Jacob--Vice President
Kevin A. Schiatta--Vice President
Helen Marie Sheehan--Vice President
Gerald M. Richard--Treasurer
Robert Harris--Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 221-7210*

[FN]
*For inquiries regarding your CMA account, call (800) CMA-INFO
 [(800) 262-4636].